                                                                    EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT

                               TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
1.  Employment.......................................................       1
    ----------
      1.1   Term.....................................................       1
            ----
      1.2   Title; Reporting; Policies...............................       1
            --------------------------
            1.2.1   Title............................................       1
                    -----
            1.2.2   Reporting........................................       1
                    ---------
            1.2.3   Policies.........................................       1
                    --------
      1.3   Place; Travel............................................       1
            -------------
            1.3.1   Place of Employment..............................       1
                    -------------------
            1.3.2   Travel...........................................       2
                    ------
      1.4   Exclusive; Outside Activities............................       2
            -----------------------------
      1.5   Consulting Services......................................       2
            -------------------

2.  Compensation and Benefits........................................       2
    -------------------------
      2.1   Base Salary..............................................       2
            -----------
      2.2   Discretionary Bonuses....................................       3
            ---------------------
      2.3   Benefit Plans............................................       3
            -------------
      2.4   Expenses.................................................       3
            --------
      2.5   Car......................................................       3
            ---
      2.6   D&O Insurance............................................       3
            -------------
      2.7   Vacation.................................................       3
            --------
      2.8   Indemnity................................................       3
            ---------

3.  Deferred Compensation............................................       3
    ---------------------
      3.1   Calculation of Deferred Compensation.....................       3
            ------------------------------------
            3.1.1   Trigger Event Date...............................       4
                    ------------------
            3.1.2   Early Termination Date...........................       4
                    ----------------------
      3.2   Vesting..................................................       4
            -------

4.  Termination......................................................       4
    -----------
      4.1   By Company...............................................       4
            ----------
            4.1.1   Death............................................       4
                    -----
            4.1.2   Unavailability...................................       4
                    --------------
            4.1.3   Good Cause.......................................       5
                    ----------
            4.1.4   Without Cause....................................       5
                    -------------
      4.2   By Employee..............................................       5
            -----------
      4.3   Notice of Termination....................................       5
            ---------------------
      4.4   Effect of Termination....................................       5
            ---------------------
            4.4.1   Death; Unavailability; or Good Cause.............       5
                    ------------------------------------
            4.4.2   Without Good Cause or for Good Reason............       6
                    -------------------------------------
            4.4.3   Mitigation.......................................       7
                    ----------

                                      (i)

                                                                        PAGE NO.
                                                                        --------
            4.4.4   Effect on Benefit Programs.......................       7
                    --------------------------
            4.4.5   Cooperation......................................       7
                    -----------
      4.5   Limitation on Severance Payments.........................       7
            --------------------------------
      4.6   Section 162(m) of the Code...............................       8
            --------------------------

5.  Other Agreements.................................................       8
    ----------------
      5.1   Confidential Information; etc............................       8
            -----------------------------
            5.1.1   Confidential Information.........................       8
                    ------------------------
            5.1.2   Customers; Employees.............................       8
                    --------------------
            5.1.3   Documents........................................       8
                    ---------
      5.2   Ownership of Work Product................................       8
            -------------------------
      5.3   Insurance................................................       9
            ---------
      5.4   Assistance in Litigation.................................       9
            ------------------------
      5.5   Withholding; Employment Taxes............................       9
            -----------------------------

6.  Dispute Resolution...............................................      10
    ------------------
      6.1   Dispute Resolution.......................................      10
            ------------------
            6.1.1   Procedure for Claims.............................      10
                    --------------------
            6.1.2   Negotiation......................................      10
                    -----------
            6.1.3   Mediation........................................      10
                    ---------
            6.1.4   Arbitration......................................      10
                    -----------
            6.1.5   Extension of Time Periods........................      11
                    -------------------------
      6.2   Exclusivity..............................................      11
            -----------
      6.3   Prevailing Party.........................................      11
            ----------------
      6.4   Specific Performance.....................................      11
            --------------------

7.  General Provisions...............................................      11
    ------------------
      7.1   Assignment...............................................      11
            ----------
      7.2   Payment Obligations Absolute.............................      12
            ----------------------------
      7.3   Successor................................................      12
            ---------
      7.4   Amendments; Waivers......................................      12
            -------------------
      7.5   Integration..............................................      12
            -----------
      7.6   Interpretation; Governing Law............................      12
            -----------------------------
      7.7   Headings.................................................      12
            --------
      7.8   Counterparts.............................................      12
            ------------
      7.9   Successors and Assigns...................................      12
            ----------------------
     7.10   Expenses.................................................      12
            --------
     7.11   Representation by Counsel; Interpretation................      13
            -----------------------------------------

                                     (ii)

                                                                        PAGE NO.
                                                                        --------
     7.12   Time is of the Essence...............................          13
            ----------------------
     7.13   Notices..............................................          13
            -------

Exhibit A

DEFINED TERMS....................................................  Exhibit A - 1
-------------


                                     (iii)

                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement is entered into as of February __, 1997 by and between U.S. Rentals, Inc., a Delaware corporation (the "COMPANY") and John S. McKinney ("EMPLOYEE"). The parties agree as follows. The capitalized terms on EXHIBIT A have the meanings respectively assigned to them, which apply equally to the singular and plural forms of the terms.

                                 1. EMPLOYMENT
                                    ----------

1.1  TERM.   Employee is hereby employed for the Term, and Employee accepts such
     ----
     employment. Employee will faithfully perform the duties of Employee's office to the best of Employee's ability.

1.2  TITLE; REPORTING; POLICIES.
     --------------------------

     1.2.1 TITLE. Employee will serve as Chief Financial Officer of the Company.
           -----
           Employee will have such duties and responsibilities as are generally consistent with such position in a public company of comparable present and projected size. Employee will also serve without additional compensation in an executive capacity for one or more direct or indirect subsidiaries of the Company if the Board from time to time requests. Employee will also, subject to Employee's election as such, serve as a member of the Board, as well as a member of any committee of the Board to which Employee may be elected or appointed. Employee will be entitled to serve as an ex-officio member of any Executive Committee maintained by the Company or as a regular member of such committee if Employee is a director of the Company.

     1.2.2 REPORTING. Employee will report directly to the Chief Executive
           ---------
           Officer and will be subject to the direction of the Chief Executive Officer and to such limits on Employee's authority as the Chief Executive Officer may from time to time reasonably impose.

     1.2.3 POLICIES.  Employee will be subject to and comply with the policies,
           ---------
           standards and procedures generally applicable to senior executives of the Company from time to time.

1.3  PLACE; TRAVEL.
     -------------

     1.3.1 PLACE OF EMPLOYMENT. Employee will be based at the Company's
           -------------------
           principal executive offices in Modesto, California.

     1.3.2 TRAVEL. Employee will be expected to engage in frequent travel as the
           ------
           Company may reasonably request or as may be required for the proper discharge of Employee's duties.

1.4  EXCLUSIVE; OUTSIDE ACTIVITIES.  Employee will devote full and exclusive
     -----------------------------
     business time to the Company. The foregoing will not prohibit Employee from: (a) passive ownership of real or personal property; (b) owning less than 5% of any class of securities of a corporation that is publicly held;
     (c) owning any class of securities of or being a partner in any other corporation or business not competing directly or indirectly with the Company or providing goods or services to the Company if, in each case, (x) such interests are held for investment, (y) Employee does not become involved in active management of an operating business, and (z) such ownership or management does not materially interfere with the performance of Employee's duties. Employee may also hold directorships or similar positions with nonprofit, charitable, community or other similar organizations, so long as such activities do not materially interfere with the performance of Employee's duties. Any other directorships or similar positions must be approved by the Board.

1.5  CONSULTING SERVICES. Following the Term, Employee will serve as an
     -------------------
     exclusive consultant to the Company in the equipment rental business for two (2) years (the "CONSULTING PERIOD"). During the Consulting Period, Employee will, at reasonable times and places, taking into account any other employment or activities Employee may then have, be available to consult with and advise the officers, directors and other representatives of the Company on any subjects that were within Employee's scope of duties during the Term. Employee will not be required to devote more than five (5) Business Days per month to such consulting services. During the Consulting Period, Employee will not be required to render any services at a distance of more than 100 miles from Employee's then home, it being understood that Employee may move from the metropolitan area in which Employee presently resides. Since the other payments required under this Agreement are intended in part to compensate Employee for the exclusive consulting services set forth in this Section, no additional compensation will be paid for such consulting services. During the Consulting Period, Employee will not render services or advice directly or indirectly for any business enterprise that competes directly or indirectly with the Company in either
     (a) any county in the State of California, the names of all of which are deemed to be specifically included herein by this reference, or (b) anywhere else in the world.


                         2. COMPENSATION AND BENEFITS
                            -------------------------

2.1  BASE SALARY.  Employee will be paid the Base Salary during the Term in
     -----------
     accordance with the Company's policies.

2.2  DISCRETIONARY BONUSES. Employee will be eligible to receive additional
     ---------------------
     annual bonuses to the extent, if any, awarded by the Board.

2.3  BENEFIT PLANS.  During the Term, Employee will be entitled to participate
     -------------
     in all Benefit Programs that are available to the Company's executive officers generally, to the extent Employee qualifies for participation under their terms. The Company reserves the right to modify, suspend or discontinue any and all Benefit Programs at any time without notice to or recourse by Employee so long as such action is taken generally with respect to other similarly situated persons and does not single Employee out.

2.4  EXPENSES. The Company will pay or reimburse Employee for reasonable travel,
     --------
     entertainment or other expenses Employee incurs on behalf of the Company in connection with the performance of Employee's duties. Any such expenses must be either specifically authorized by the Company or incurred in accordance with Company policies. Employee must furnish the Company with evidence relating to such expenses as the Company requires to substantiate such expenses for tax and accounting purposes.

2.5  CAR.  The Company will reimburse Employee for car expenses and will provide
     ---
     maintenance and insurance in accordance with Company policies in effect from time to time.

2.6  D&O INSURANCE. The Company will furnish Employee with the same Directors'
     -------------
     and Officers' liability insurance furnished to other executive officers from time to time, and use reasonable efforts to name Employee as a named insured for four (4) years after the Term ends.

2.7  VACATION. Employee will be entitled to paid vacation in accordance with the
     --------
     Company's policies applicable to other executive officers of the Company.

2.8  INDEMNITY. To the fullest extent permitted by applicable law, as from time
     ---------
     to time in effect, the Company will indemnify Employee and hold Employee harmless for any acts or decisions made in good faith in performing services for the Company. If Employee is a party to a definitive indemnification agreement with the Company, the foregoing sentence will not be applicable.


                           3. DEFERRED COMPENSATION
                              ---------------------

3.1  CALCULATION OF DEFERRED COMPENSATION.  "DEFERRED COMPENSATION" will be
     ------------------------------------
     calculated as follows.

     3.1.1  TRIGGER EVENT DATE. On the Trigger Event Date, Deferred Compensation
            ------------------
            will be an amount equal to $1,333,341.

     3.1.2  EARLY TERMINATION DATE. On the Early Termination Date, Deferred
            ----------------------
            Compensation will be an amount equal to the sum of:

            (a) $133,334; plus

            (b) the result obtained by multiplying $1,200,007 by the vested percentage set forth in Section 3.2.

3.2  VESTING.  The portion of the Deferred Compensation determined under Section
     -------
     3.1.2(b) will be vested in the percentages set forth below for the date on which the Early Termination Date occurs, with the percentages prorated in the indicated range through the end of the quarter immediately preceding the Early Termination Date.

            Prior to January 1, 1998.....................................   0%
            January 1, 1998 through December 31, 1998....................  10%
            January 1, 1999 through December 31, 1999....................  20%
            January 1, 2000 through December 31, 2000....................  30%
            January 1, 2001 through December 31, 2001....................  40%
            January 1, 2002 through December 31, 2002....................  50%
            January 1, 2003 through December 31, 2003....................  60%
            January 1, 2004 through December 31, 2004....................  70%
            January 1, 2005 through December 31, 2005....................  80%
            January 1, 2006 through December 31, 2006....................  90%
            After December 31, 2006...................................... 100%

                                4. TERMINATION
                                   -----------

4.1  BY COMPANY.  The compensation and other benefits provided to Employee under
     ----------
     this Agreement, and the employment of Employee by the Company, may be terminated prior to the expiration of the Term only as set forth in this
     Section 4.1, with the effects set forth in Section 4.4.

     4.1.1  DEATH. All payments and benefits under this Agreement will terminate
            -----
            upon Employee's death, except to the extent that the provisions of any Benefit Program extend benefits to Employee's estate or family after death.

     4.1.2  UNAVAILABILITY.  Employee's employment (other than the consulting
            --------------
            services set forth in Section 1.5) will terminate upon the date as of which Employee is determined under this Agreement to have been Unavailable, without further action or notice by the Company.

     4.1.3  GOOD CAUSE. Employee's employment will terminate, and all of
            ----------
            Employee's rights to receive future compensation and other benefits under this Agreement (except continuing benefits past such date under the terms of any Benefit Programs, and the payment of Deferred Compensation vested at the time) will terminate upon a determination under this Agreement that there is Good Cause for such termination.

     4.1.4  WITHOUT CAUSE.  The Board has the right to terminate Employee's
            -------------
            employment at any time, with or without cause.

4.2  BY EMPLOYEE. Employee may terminate employment under this Agreement only if
     -----------
     Employee has established Good Reason under the terms of this Agreement.

4.3  NOTICE OF TERMINATION. Any termination by the Company for Good Cause, or by
     ---------------------
     Employee for Good Reason, will be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "NOTICE OF TERMINATION" will (a) indicate the specific termination provision in this Agreement relied upon, (b) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under such provisions and (c) if the Date of Termination is other than the date of receipt of such notice, specify the termination date (which date shall be not more than 15 days after the giving of such notice). The failure by Employee or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Good Cause will not waive any right of Employee or the Company hereunder or preclude Employee or the Company from asserting such fact or circumstance in enforcing Employee's or the Company's rights hereunder.

4.4  EFFECT OF TERMINATION.
     ---------------------

     4.4.1 DEATH; UNAVAILABILITY; OR GOOD CAUSE. If Employee dies during the
           ------------------------------------
           Term, becomes Unavailable, or is terminated for Good Cause, the Company will pay to Employee (or Employee's estate) the sum of (a) Employee's Base Salary and any accrued bonus to which Employee was entitled, through the Date of Termination, (b) any other previously earned but unpaid compensation under this Agreement and (c) all Deferred Compensation vested as of the Date of Termination as set forth in Section 3, in each case to the extent not previously paid (the "ACCRUED OBLIGATIONS"). The Accrued Obligations will be paid in a lump sum in cash within thirty (30) days after the Date of Termination. The foregoing amounts will be in addition to any amounts payable through the Date of Termination under any Benefit Programs in which Employee was participating as of the Date of Termination. If employment is terminated due to Disability, Employee will, while Disabled, continue to participate in any insurance programs that are part of the Benefit Programs, to the extent that such continued participation is possible under their terms. All accruals or vesting of benefits will terminate as of the Date of Termination.

     4.4.2 WITHOUT GOOD CAUSE OR FOR GOOD REASON.
           -------------------------------------

           (a) If Employee's employment is terminated by the Company for any reason other than Employee's death, Unavailability or Good Cause, or by Employee for Good Reason, the Company will pay to Employee the sum of (i) the Base Salary and any non-discretionary bonus to which Employee would have been entitled for the remainder of the Term, and (ii) the total amount of Deferred Compensation that would have been payable if Employee had continued as an employee through the Term. Employee will also be entitled to continue to participate in any insurance programs that are part of the Benefit Programs, as though Employee remained an employee, for such period. Such amounts will be paid or provided to Employee at such times and in such manner as they would have been paid or provided if no such termination had occurred. If Employee becomes reemployed with another employer and is eligible to receive insurance benefits under another employer provided plan, the insurance benefits described herein will be secondary to those provided under such other plan during such applicable period of eligibility.

           (b) The payments, set forth in this Section 4.4.2 will constitute Employee's sole and exclusive right and entitlement in connection with Employee's employment by the Company and the termination of such employment and any and all matters related to or arising in connection with such employment, unless prior to the acceptance of the first such payment Employee elects not to accept such payments and to pursue other remedies against the Company. Employee's acceptance of the first payment will release the Company and its affiliated entities (including all directors, officers, employees and agents) from any claims that Employee might otherwise have or assert in connection with such matters, other than the Company's continuing obligation to make the payments and provide the benefits required under this
                Section 4. In addition, the Company is entitled to condition such payments on Employee's execution of a normal release. If Employee desires to pursue or enforce any such rights, entitlements or remedies that would otherwise be waived and released, then Employee must refuse the payments provided for in this Section 4.4.2 in their entirety. If Employee accepts such payments, Employee will be deemed to have agreed to the foregoing exclusivity of rights and waiver of claims.

     4.4.3  MITIGATION.  Employee has no obligation to seek or accept employment
            ----------
            elsewhere after any termination under this Agreement. However, if Employee accepts employment elsewhere after any termination under this Agreement, the Company will have the right to offset any amounts paid to Employee from such other employment during the remaining term hereof, including any benefits to which Employee is entitled under the other company's benefit plans and programs.

     4.4.4  EFFECT ON BENEFIT PROGRAMS.  The termination of this Agreement as
            ---------------------------
            provided in this Section 4 will not affect the rights of Employee under Section 3, and will not affect any vested rights that Employee may have at the Date of Termination pursuant to any Benefit Program.

     4.4.5  COOPERATION. Following termination of employment with the Company
            -----------
            for any reason, Employee will cooperate with the Company, as reasonably requested by the Company, to effect a transition of Employee's responsibilities and to ensure that the Company is aware of all matters being handled by Employee. Employee will, upon reasonable notice, furnish such information and assistance to the Company as may reasonably be required by the Company in connection with any legal or quasi-legal, proceeding, including any external or internal investigation, involving the Company or any of its affiliates or in which any of them is, or may become, a party.

4.5  LIMITATION ON SEVERANCE PAYMENTS.  If the vesting of any options granted to
     --------------------------------
     Employee under the Plan upon a Change in Control Event together with all other payments and the value of any benefit received or to be received by Employee would result in all or a portion of such payments to be subject to excise tax under Section 4999 of the Internal Revenue Code, then Employee's payments will be either (a) the full payments or (b) such lesser amount that would result in no portion of the payments being subject to excise tax under Section 4999 of the Internal Revenue Code, whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes, and the excise tax imposed by Section 4999 of the Internal Revenue Code, results in the receipt by Employee, on an after-tax basis, of the greatest amount of the payments notwithstanding that all or some portion of the payments may be taxable under Section 4999 of the Internal Revenue Code; Employee will be entitled to receive the foregoing full payments, however, only if the excess of (c) the "parachute payments" as defined in Section 280G(b)(2) of the Code, over (d) 2.99 times Employee's "base amount" as defined in Section 280G(b)(3) of the Code exceeds the sum of (x) the greater of (i) $100,000 or (ii) ten (10) percent of the payments under this Agreement plus (y) the excise tax imposed under
     Section 4999 of the Code, plus (z) the applicable federal, state, and local employment taxes and income taxes imposed on the excess of (i) the "parachute payments" as defined in Section 280G(b)(2) of the Code, over (b)
     2.99 times Employee's "base amount"
     as defined in Section 280G(b)(3) of the Code. All determinations required to be made under this Section will be made by any nationally recognized accounting firm that is the Company's outside auditor at the time of such determination (the "ACCOUNTING FIRM"). The Company will cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and Employee. Notice must be given to the Accounting Firm within fifteen (15) Business Days after an event entitling Employee to a payment under this Agreement. All fees and expenses of the Accounting Firm will be borne solely by the Company. The Accounting Firm's determinations must be made with substantial authority (within the meaning of Section 6662 of the Code).

4.6  SECTION 162(m) OF THE CODE. Notwithstanding anything to the contrary in
     --------------------------
     this Agreement, any payment under this Agreement that would not be deductible because of Section 162(m) of the Code will not be paid or become payable until the first day that the payment would be deductible under the Code. Any such deferred payment will bear interest at the short term federal rate determined as set forth in the Code.


                             5.  OTHER AGREEMENTS
                                 ----------------

5.1  CONFIDENTIAL INFORMATION; ETC.
     -----------------------------

     5.1.1 CONFIDENTIAL INFORMATION.  Employee will hold all Confidential
           -------------------------
           Information in a fiduciary capacity for the benefit of the Company. After termination of Employee's employment, Employee will not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such Confidential Information to anyone other than the Company and those designated by it.

     5.1.2 CUSTOMERS; EMPLOYEES. During the Term and afterwards for a period of
           --------------------
           two (2) years, Employee will not (a) solicit customers, suppliers or clients of the Company to reduce or discontinue their business with the Company or to engage in business with any competing entity or (b) attempt to induce any employee of the Company to leave such employment.

     5.1.3 DOCUMENTS.  On the Date of Termination, Employee will deliver to the
           ---------
           Company and not keep or deliver to anyone else any and all notes, notebooks, memoranda, documents and, in general, any and all material, relating to the Company's business.

5.2  OWNERSHIP OF WORK PRODUCT.  If Employee conceives of, discovers, invents or
     -------------------------
     creates inventions, improvements, new contributions, literary property, material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as "WORK PRODUCT"), or receives information about business opportunities for the Company, unless Company otherwise agrees in writing, all of the foregoing will be owned by and belong exclusively to Company and that Employee will have no personal interest therein, if they are either related in any manner to the business (commercial or experimental) of Company, or are, in the case of Work Product, conceived or made on Company's time or with the use of Company's facilities or materials, or, in the case of business opportunities, are presented to Employee for the possible interest or participation of Company. Employee will further, unless Company otherwise agrees in writing,
     (a) promptly disclose any such Work Product and business opportunities to Company; (b) assign to Company, upon request and without additional compensation, the entire rights to such Work Product and business opportunities; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of Employee's inventorship or creation in any appropriate case. Employee will not to assert any rights to any Work Product or business opportunity as having been made or acquired by Employee prior to the date of this Agreement except for Work Product or business opportunities, if any, disclosed to and acknowledged by Company in writing prior to the date hereof.

5.3  INSURANCE.  The Company will have the right to take out life, health,
     ---------
     accident, "Key-man" or other insurance covering Employee, in the name of the Company and at the Company's expense in any amount deemed appropriate by the Company. Employee will assist the Company in obtaining such insurance, including, but not limited to, submitting to any reasonably required medical examination.

5.4  ASSISTANCE IN LITIGATION. Employee will render assistance, advice and
     ------------------------
     counsel to the Company at its request regarding any matter, dispute or controversy with which the Company may become involved and of which Employee has or may have reason to have knowledge, information or expertise. Such services will be without additional compensation if Employee is then employed by the Company and for reasonable compensation and subject to Employee's reasonable availability if Employee is not. In any event, the Company will pay all of Employee's reasonable out-of-pocket expenses in connection therewith, including, but not limited to, reasonable fees of Employee's legal counsel.

5.5  WITHHOLDING; EMPLOYMENT TAXES. To the extent required by the law in effect
     -----------------------------
     at the time any amounts under this Agreement are paid, the Company will withhold from such payment the taxes required to be withheld by applicable law.


                            6.  DISPUTE RESOLUTION
                                ------------------

6.1  DISPUTE RESOLUTION.  The parties will attempt in good faith to resolve any
     -------------------
     dispute arising out of or relating to this Agreement or any termination of employment in the following priority:

     6.1.1 PROCEDURE FOR CLAIMS. The party filing a claim must give notice of it
           --------------------
           to the other party within six months of the date the party filing the claim knew of it or the date of the termination, whichever is earlier; provided, however, that in the case of a claim relating to financial calculations, the filing date for such claim will be six
           (6) months after the date Employee receives audited financial statements of the Company (or such other financial information that the Company indicates was utilized to compute the amounts in question) for the period upon which such calculations were based. Any claim not brought within the required time period will be waived forever.

     6.1.2 NEGOTIATION. The executives of the Company who have authority to
           -----------
           settle the controversy and have direct responsibility for administration of the relationships established pursuant to this Agreement, and Employee, will attempt in good faith to negotiate a settlement. Any party having a dispute or claim will give the other party written notice stating the nature of the dispute in reasonable detail. Within ten (10) days after delivery of the notice, the receiving party will submit to the other a written response also in reasonable detail. The notice and the response will include (a) a statement of each party's position and a summary of arguments supporting that position and (b) the name and title of the person who will represent that party and of any other person who will accompany such person. Within ten (10) days after delivery of the written response, both parties will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored.

     6.1.3 MEDIATION. If the matter has not been resolved by persons referred to
           ---------
           above within thirty (30) days of the disputing party's notice, the parties will endeavor to settle the dispute by non-binding mediation in San Francisco, California under the CPR Model Procedure for Mediation of Business Disputes then in effect on the date of notice of dispute. Unless the parties agree otherwise in writing, the neutral third party will be selected from the CPR Panels of Neutrals, with the assistance of CPR.

     6.1.4 ARBITRATION.  If the matter has not been resolved pursuant to
           -----------
           non-binding mediation within thirty (30) days of the initiation of such non-binding mediation procedure, or if either party does not agree to participate in such mediation, then, at the written request of either party, the dispute will be settled by binding arbitration in accordance with the CPR Rules for Non-Administered Arbitration of Business Disputes. Unless otherwise agreed to by the parties in writing, there will be three arbitrators, each party to select one such arbitrator and the third to be selected by the other two from the CPR Panels of Distinguished Neutrals. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. 1-16, and judgment upon the
                                        10
            arbitration award rendered may be entered by any court with competent jurisdiction. The place of arbitration will be in San Francisco, California unless otherwise agreed to by the parties. The arbitrators are not empowered to award punitive damages or damages in excess of actual damages.

      6.1.5 EXTENSION OF TIME PERIODS. All time periods specified in this
            -------------------------
            Section regarding negotiation, mediation or arbitration may be extended by mutual agreement.

6.2  EXCLUSIVITY.  The dispute resolution procedures in Section 6.1 are the
     ------------
     exclusive method to resolve disputes of any nature arising out of or relating to this Agreement, to the employment of Employee by the Company or to the termination of such employment. Any actions, suits or litigation relating to such matters will be brought only to enforce any final awards resulting from arbitration under Section 6.1.

6.3  PREVAILING PARTY.  The prevailing party in any action relating to this
     ----------------
     Agreement will be entitled to recover, in addition to other appropriate relief, reasonable legal fees, costs and expenses incurred in such action.

6.4  SPECIFIC PERFORMANCE. In view of the uniqueness of the matters contemplated
     --------------------
     by this Agreement, the Company would not have an adequate remedy at law for money damages if this Agreement is not being performed in accordance with its terms. Employee therefore agrees that the Company will be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the Company may be entitled.

                             7. GENERAL PROVISIONS
                                ------------------

7.1  ASSIGNMENT. This Agreement is a personal contract, and the rights,
     ----------
     interests and obligations of Employee under this Agreement may not be sold, transferred, assigned, pledged or hypothecated, except that this Agreement may be assigned by the Company to any corporation or other business entity that succeeds to all or substantially all of the business of the Company through merger, consolidation, corporate reorganization or by acquisition of all or substantially all of the assets of the Company and that assumes the Company's obligations under this Agreement. The terms and conditions of this Agreement will inure to the benefit of and be binding upon any successor to the business of the Company and Employee's heirs and legal representatives.

7.2  PAYMENT OBLIGATIONS ABSOLUTE.  The Company's obligation to pay Employee the
     ----------------------------
     compensation and to make the arrangements provided herein will not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right that the Company may have against him or anyone else. All amounts payable by the Company hereunder will be paid without notice or demand.

7.3  SUCCESSOR.  The Company will require any successor (whether direct or
     ---------
     indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

7.4  AMENDMENTS; WAIVERS.  Amendments, waivers, demands, consents and approvals
     --------------------
     under this Agreement must be in writing and designated as such. No failure or delay in exercising any right will be deemed a waiver of such right.

7.5  INTEGRATION.  This Agreement is the entire agreement between the parties
     -----------
     pertaining to its subject matter, and supersedes all prior agreements and understandings of the parties in connection with such subject matter.

7.6  INTERPRETATION; GOVERNING LAW.  This Agreement is to be construed as a
     -----------------------------
     whole and in accordance with its fair meaning. This Agreement is to be interpreted in accordance with the laws of the State of California.

7.7  HEADINGS. Headings of Sections and subsections are for convenience only and
     --------
     are not a part of this Agreement.

7.8  COUNTERPARTS. This Agreement may be executed in one or more counterparts,
     ------------
     all of which constitute one agreement.

7.9  SUCCESSORS AND ASSIGNS.  This Agreement is binding upon and inures to the
     ----------------------
     benefit of each party and such party's respective heirs, personal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies upon any other person.

7.10 EXPENSES.  Each party will pay its own expenses in the negotiation and
     --------
     preparation of this Agreement.

7.11 REPRESENTATION BY COUNSEL; INTERPRETATION.  Each party acknowledges that it
     -----------------------------------------
     has had the opportunity to be represented by counsel in connection with this Agreement. Any rule of law, including, but not limited to, Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it, has no application and is expressly waived.

7.12  TIME IS OF THE ESSENCE. Time is of the essence in the performance of each
      ----------------------
      and every term, provision and covenant in this Agreement.

7.13  NOTICES. Any notice to be given hereunder must be in writing and delivered
      -------
      to the following addresses (or to another address as either shall designate in writing). Such notice shall be effective (a) if given by telecopy or if confirmed by return telecopy, (b) one Business Day after delivery through a generally recognized and reputable overnight courier or messenger for next day delivery or (c) if given by mail or any other means, when actually delivered to the address specified.

IF TO U.S. RENTALS, INC.:              IF TO EMPLOYEE:
------------------------               --------------
1581 Cummins Drive, Suite 155          At the most recent address on the books
Modesto, California  95358             and records of the Company for Employee
Attention:  Board of Directors

     IN WITNESS WHEREOF, each of Company and Employee has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                 Company:

                                 U.S. RENTALS, INC.


                                 By:______________________________
                                 Name:____________________________
                                 Title:___________________________


                                 Employee:

                                 _________________________________
                                 John S. McKinney

                                   EXHIBIT A
                                   ---------

                                 DEFINED TERMS
                                 -------------


"AGREEMENT" means this Employment Agreement, as amended from time to time.

"BASE SALARY" means the annual amount of $105,000.

"BENEFICIARY" has the meaning set forth in the Plan.

"BENEFIT PROGRAMS" means programs such as group health, dental, life and disability, profit sharing, pension and similar programs made generally available to the senior executives of the Company.

"BOARD" means the Company's Board of Directors as composed at the time, not including Employee.

"BUSINESS DAY" means any day except a Saturday, Sunday or other day national banks in the State of California are authorized or required by law to close.

"CHANGE IN CONTROL EVENT" has the meaning set forth in the Plan.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMPANY" means U.S. Rentals, Inc., a Delaware corporation, together with its subsidiaries.

"CONFIDENTIAL INFORMATION" means information not known by the trade generally or not reasonably available to a knowledgeable person in the trade, even though such information may have been disclosed to one or more third parties pursuant to consulting agreements, joint research agreements, or other agreements entered into by the Company. Confidential Information does not include information that is required to be disclosed by law, statute, regulation or legal or administrative process.

"DATE OF TERMINATION" means:

            (a) if Employee's employment is terminated by the Company for Good Cause, or by Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be;


                                 Exhibit A -1

            (b) if Employee's employment is terminated by the Company other than for Good Cause or Unavailability, the date on which the Company notifies Employee of such termination; and

            (c) if Employee's employment is terminated by reason of death or Unavailability, the date of death of Employee or the effective date of the Unavailability, as the case may be.

"DEFERRED COMPENSATION" has the meaning set forth in Section 3.

"DISABILITY" or "DISABLED" means a disability where Employee is unable to effectively engage in the material activities required for Employee's position with the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

"EARLY TERMINATION DATE" means the date of termination for Good Cause or Employee's termination without Good Reason.

"GOOD CAUSE" means a finding by the Board in good faith that Employee has

            (a) been guilty of a willful act or acts of dishonesty constituting a felony that were intended to and did result directly or indirectly in substantial gain or personal enrichment to Employee at the expense of the Company;

            (b) willfully failed to substantially perform Employee's duties hereunder (other than failure resulting from Employee's Unavailability due to Disability) persisting for a reasonable period following the delivery to Employee of written notice specifying the details of any alleged failure to perform, which failure has resulted in demonstrable and material injury and damage to the Company;

            (c)  engaged in any substantiated act involving moral turpitude;

            (d) engaged in any act that, in each case, has subjected, or if generally known would subject, the Company to public ridicule or embarrassment;

            (e) violated or failed to comply in any material respect with the Company's published rules, regulations or policies, as in effect from time to time;

            (f)  breached this Agreement; or

                                 Exhibit A - 2

            (g)  been incarcerated for more than 10 days.

An event specified in (b), (c), (d), (e) or (f) above will not constitute "GOOD CAUSE" until the Board provides Employee with written notice of such event setting forth in reasonable detail the specifics of such event and such event has not been cured to the reasonable satisfaction of the Board within thirty days of such notice (except upon the subsequent occurrence of a substantially similar event, in which case such second event will constitute "Good Cause"
without any notice or cure period).   Employee will be entitled to be heard by
the Board before any such determination is made. Action or inaction by Employee will not be considered "willful" unless done or omitted by Employee intentionally or not in good faith and without reasonable belief that Employee's action or inaction was in the best interests of the Company, and will not include failure to act by reason of total or partial Unavailability due to physical or mental illness.

"GOOD REASON" means, other than an event also constituting Good Cause:

            (a) a material diminution in Employee's duties, responsibilities or title;

            (b)  a Change in Control Event; or

            (c)  the Company's material breach of this Agreement.

"INCLUDING" or "INCLUDES," when following any general provision, sentence, clause, statement, term or matter, will be deemed to be followed by ", but not limited to," and ", but is not limited to," respectively.

"PLAN" means the Company's 1997 Performance Award Plan.

"TERM" means the period from the date hereof through the earlier of (a) December 31, 2003 or (b) the date Employee dies, becomes Unavailable, is terminated for any reason, or voluntarily terminates employment. The Term will be automatically extended to December 31, 2006, unless Employee gives notice of non-renewal not later than June 30, 2003. Any reference herein to the Term includes such period of extension.

"TRIGGER EVENT DATE" means the earliest of December 31, 2006, the date of a Change in Control Event, or the date of Employee's death, Disability or Termination Without Cause.

"UNAVAILABILITY" or "UNAVAILABLE" means Employee being unable to fully perform Employee's duties by reason of Disability, or by reason of any statute, law, ordinance, regulation, order, judgment or decree, except for an instance that would constitute Good Cause.

                                 Exhibit A - 3